Exhibit 10.1


                             GOVERNMENT OF BARBADOS


No.: 2517

                     INTERNATIONAL BUSINESS COMPANY LICENCE

         This is to certify that GOLD HILL HOLDINGS INC. whose address is Parker House, Wildey Business Park, Wildey Road, St. Michael is hereby authorised to conduct international business in accordance with the provisions of the International Business Companies Act, 1991.

         Dated this    30th    day of     July    1997.

                                  /s/ illegible
                 MINISTER RESPONSIBLE FOR INTERNATIONAL BUSINESS

                                  CLARKE & CO.
                                Attorneys-at-Law
                                 "Parker House"
                              Wildey Business Park
                            Wildey Road, St. Michael
                                    Barbados

Telephone No: (246) 436 6287                        Facsimile No: (246) 436 9812

                          FACSIMILE MESSAGE COVER SHEET

Date: 30 July 1997

To: Life Management Corporation

Attention: Mr. Giovanni Camporese

Country: Canada

Fac No.: 1 604 942 0530

From: Ms. Gillian Clarke

No. of pages (this page included): 9

IF YOU DO NOT RECEIVE ALL THE PAGES AS SHOWN ABOVE, PLEASE CALL US BACK IMMEDIATELY AT 246-436 6287.

Our Ref: CMHC\LIFEMAN\002

Subject: Gold Hill Holdings Inc.

Message:

         We attach for your information a copy of the incorporation documents for Gold Hill Holdings Inc.

Regards
Gillian Clarke

:sr
Encs.

                                                                    FORM 3

                                                                    14023
                                                                 COMPANY NO.



                            COMPANIES ACT OF BARBADOS

                          CERTIFICATE OF INCORPORATION


                             GOLD HILL HOLDINGS INC.
                                 NAME OF COMPANY

I hereby certify that the above-mentioned Company, the Articles of Incorporation of which are attached, was incorporated under the Companies Act of Barbados.

                                                    /s/ Maureen Crane-Scott
                                                    REGISTRAR OF COMPANIES

                                                       July 24th, 1997
                                                    DATE OF INCORPORATION

                                                                          FORM 4


                            COMPANIES ACT OF BARBADOS

                            (SECTION 169(1) AND (2))

                                NOTICE OF ADDRESS
                                       OR
                           NOTICE OF CHANGE OF ADDRESS
                              OF REGISTERED OFFICE

1. NAME OF COMPANY                     2. COMPANY NO.

   Gold Hill Holdings Inc                 14023

3. ADDRESS OF REGISTERED OFFICE

   Parker House
   Wildey Business Park
   Wildey Road
   St. Michael

4. MAILING ADDRESS

   Life Management Corporation
   1560 Broadway Street
   Port Coquitlam
   British Columbia
   Canada V3C 6E6

5. IF CHANGE OF ADDRESS, GIVE PREVIOUS ADDRESS OF REGISTERED OFFICE.

   N/A

6. DATE                      SIGNATURE                    TITLE

                             /s/ Gillian M.H. Clarke
   23 July 1997              GILLIAN M.H. CLARKE          Incorporator


FOR MINISTRY USE ONLY                  REGISTERED      CORPORATE AFFAIRS AND
                                                   INTELLECTUAL PROPERTY OFFICE

Company No. 14023                 Filed 1997-07-24

                                                                          FORM 9

                            COMPANIES ACT OF BARBADOS

                               (SECTIONS 66 & 74)

                               NOTICE OF DIRECTORS
                                       OR
                          NOTICE OF CHANGE OF DIRECTORS

1. NAME OF COMPANY                     2. COMPANY NO.

   Gold Hill Holdings Inc.                14023

3. NOTICE IS GIVEN THAT ON THE ___________________ DAY OF ____________ 19
   __________, THE FOLLOWING PERSON(S) WAS/WERE APPOINTED DIRECTOR(S):

   NAME                        MAILING ADDRESS                OCCUPATION

   N/A

4. NOTICE IS GIVEN THAT ON THE ____________________ DAY OF ____________ 19
   _________, THE FOLLOWING PERSON(S) CEASED TO HOLD OFFICE AS DIRECTOR(S):

   NAME                        MAILING ADDRESS

   N/A

5. THE DIRECTORS OF THE COMPANY AS OF THIS DATE ARE:

   NAME                        MAILING ADDRESS                OCCUPATION

   The attached Schedule is incorporated in this form


                                  REGISTERED      CORPORATE AFFAIRS AND
                                               INTELLECTUAL PROPERTY OFFICE


6. DATE                        SIGNATURE                    TITLE

                               /s/ GILLIAN M.H. CLARKE
   23 July 1997                GILLIAN M.H. CLARKE          Incorporator

                            COMPANIES ACT OF BARBADOS

                               (Sections 66 & 74)

                         SCHEDULE TO NOTICE OF DIRECTORS
                                    (FORM 9)

1. NAME OF COMPANY                        2. COMPANY NO.

   Gold Hill Holdings Inc.                   14023

5. THE DIRECTORS OF THE COMPANY AS OF THIS DATE ARE:

   NAME                       MAILING ADDRESS               OCCUPATION

   Giovanni Camporese         3435 Falaise Avenue           Businessman
   (no middle initial)        Vancouver, British
                              Columbia, Canada
                              V5M 4L5

   Anthony Papalia            1390 Ottawa Avenue            Businessman
   (no middle initial)        W. Vancouver
                              British Columbia
                              Canada V7T 2HS

   Eugene W. Chessen          7901 Flying Cloud             Businessman
                              Drive, Suite 200
                              Eden Prairie
                              Minnesota, USA 55344

   Willis E. Black            7901 Flying Cloud             Businessman
                              Drive, Suite 200
                              Eden Prairie
                              Minnesota, USA 55344


6. DATE                       SIGNATURE                     TITLE

                              /s/ GILLIAN M.H. CLARKE
   23 July 1997               GILLIAN M.H. CLARKE           Incorporator



                                  REGISTERED      CORPORATE AFFAIRS AND
                                               INTELLECTUAL PROPERTY OFFICE

                                                                          FORM 1

                           COMPANIES ACT OF BARBADOS

                                  (SECTION 5)

                           ARTICLES OF INCORPORATION


   NAME OF COMPANY                         COMPANY NO:

   Gold Hill Holdings Inc.                 14023

2. THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE COMPANY IS AUTHORIZED TO ISSUE

   100,000,000 common shares without nominal or par value

3. RESTRICTION IF ANY ON SHARE TRANSFERS

   The attached Schedule A is incorporated in this form

4. NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF DIRECTORS

   There shall be a minimum of one (1) and a maximum of nine (9)

5. RESTRICTIONS IF ANY ON BUSINESS THE COMPANY MAY CARRY ON

   The Company shall not engage in business other than international business as defined in the International Business Companies Act, 1991-24

6. OTHER PROVISIONS IF ANY

   The attached Schedule 8 is incorporated in this form

7. INCORPORATORS                        DATE     23 July 1997

   NAMES                      ADDRESS                  Signature

   Gillian M.H. Clarke        19 Farringdon Close      /s/ Gillian M.H. Clarke
                              Paradise Heights
                              St. Michael
                              Barbados


                                                    REGISTERED

                                             SIGNATURE   /s/ illegible
                                             DATE        97-07-24
                                              CORPORATE AFFAIRS AND
                                           INTELLECTUAL PROPERTY OFFICE


FOR MINISTRY USE ONLY

Company No.  14023            Filed     1997-07-24

                           Companies Act Chapter 308
                                  (Section 5)


                            Gold Hill Holdings Inc.

                               Company No. 14023

                     SCHEDULE TO ARTICLES OF INCORPORATION
                                    (Form 1)


                                   SCHEDULE A
                                   ----------


2. Restrictions if any on share transfers

    No shares of any class of the Company shall be issued or sold by the Company unless either all the holders of shares of that class of the Company by an instrument or instruments in writing signed by all such shareholders consent thereto or such shares are first offered by the Company, at a price per share determined or fixed by the directors, in the first instance to all the holders of shares of that class of the Company as nearly as may be in proportion to the number of shares of that class held by them respectively at the date of such offer; such offer shall specify such price, shall limit the time within which the offer, if not accepted, will be deemed to be declined (which time shall be not less than 30 days nor more than 60 days after the date of such offer) and shall state that any shareholder who desires to subscribe for or purchase a number of shares so offered in excess of his proportion shall in his reply state how many shares in excess of his proportion he desires to subscribe for or purchase; and if all the holders of shares of that class do not claim their respective proportions, the unclaimed shares so offered shall be used for satisfying the claims of holders of shares of that class for shares in excess of their proportions and if the claims in excess are more than sufficient to exhaust such unclaimed shares the unclaimed shares shall be divided pro rata among the holders of shares of that class desiring excess shares in proportion to their existing holdings of such shares but so that no shareholder shall be bound to take any shares in excess of the amount which he desires; if any shares shall not be capable of being offered to or being divided among the


7. Incorporator                          Date:     23 July 1997

   NAME                        ADDRESS                  SIGNATURE

   Gillian M.H. Clarke         19 Farringdon Close      /s/ Gillian M.H. Clarke
                               Paradise Heights
                               St. Michael
                               Barbados

                                   REGISTERED     CORPORATE AFFAIRS AND
                                               INTELLECTUAL PROPERTY OFFICE

                            Companies Act Chapter 308
                                   (Section 5)

                             Gold Hill Holdings Inc.

                                Company No. 14023

                      SCHEDULE TO ARTICLES OF INCORPORATION
                                    (Form 1)

holders of shares of that class in proportion to their existing holdings of such shares without division into fractions of shares, the same shall be offered to or divided among the holders of shares of that class as nearly as may be in proportion to the number of such shares held by them respectively at the date of such offer as may be determined by the board of directors of the Company; if any of the shares covered by the offer shall be subscribed for or purchased by holders of shares of that class pursuant to the foregoing provisions of this clause then the shares so subscribed for or purchased shall be issued at the said price; if by the time limited by the said offer all the shares offered thereby have not been subscribed for or purchased by shareholders at the said price, the Company may within six calendar months from the date of the said offer issue such number of shares as shall not have been subscribed for or purchased by shareholders of the Company pursuant to the provisions of this clause to any person or persons at a price not less than the said price but not after the expiration of the said six calendar months without either all the holders of shares of that class of the Company by an instrument or instruments in writing signed by all such shareholders consenting thereto or an offer being again made to holders of shares of that class in respect of the shares not heretofore issued pursuant to the foregoing provisions.

                                   SCHEDULE B

6.   Other Provisions if any

     (a) No more than one-tenth of the sums which, on a liquidation of the Company are recoverable by holders of its share or loan capital shall be recoverable

7.   Incorporator                                           Date: 23 July 1997

      NAME                            ADDRESS                   SIGNATURE

      Gillian M.H. Clarke        19 Farringdon Close
                                 Paradise Heights
                                 St. Michael
                                 Barbados                /s/ Gillian M.H. Clarke

                                     REGISTERED         CORPORATE AFFAIRS AND
                                                    INTELLECTUAL PROPERTY OFFICE

                            Companies Act Chapter 308
                                   (Section 5)

                             Gold Hill Holdings Inc.

                                Company No. 14023

                      SCHEDULE TO ARTICLES OF INCORPORATION
                                    (Form 1)

          directly or indirectly by or for the benefit of persons resident in the Caricom region who are holders of its share capital and who do not carry on an international business;

     (b) No more than one-tenth of the assets which, on a liquidation of the Company, are to be available for distribution after the payment of creditors shall be available directly or indirectly for distribution to or for the benefit of individuals resident in the Caricom region;

     (c)  No more than one-tenth

          (i) of the interest payable on the Company's loans and loan capital, if any; and

          (ii) of the dividends payable on the Company's preference shares, if any; and

          (iii) of the dividends payable on any ordinary share of the Company,

          would be paid directly or indirectly to or for the benefit of individuals resident in the Caricom region.

7.   Incorporator                                           Date: 23 July 1997

      NAME                            ADDRESS                 SIGNATURE

         Gillian M.H. Clarke        19 Farringdon Close
                                    Paradise Heights
                                    St. Michael
                                    Barbados             /s/ Gillian M.H. Clarke

                                      REGISTERED        CORPORATE AFFAIRS AND
                                                    INTELLECTUAL PROPERTY OFFICE

                                 STATE OF NEVADA
                               SECRETARY OF STATE

          I HEREBY CERTIFY THAT THIS IS A TRUE AND COMPLETE COPY OF THE DOCUMENT AS FILED IN THIS OFFICE.

                                            Jun 24 '96


                                            /s/ Dean Heller
                                            DEAN HELLER
                                            SECRETARY OF STATE
                                            BY /s/ Rick illegible

             SIXTY DAY LIST OF OFFICERS, DIRECTORS AND AGENT OF      File Number

TRITEC INDUSTRIES, INC.             INCORPORATION DATE: 6/24/96        13803-96

A NEVADA  CORPORATION.                      FOR THE FILING PERIOD 6/96  TO 6/97

The Corporation's duly appointed Resident Agent in the State of Nevada upon whom process can be served is.:

JAN CABOT                  #32723
1517 GOLDFIELD AVE.
CARSON CITY, NV 89701

[ ] IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF
    RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Print or type names and addresses, either residence or business, for all officers and directors. A president, secretary, treasurer and at least one director must be named.

2.   Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED.

3. Return the completed form with the $65.00 filing fee. A $15.00 penalty must be added for failure to file this form within 60 days from the date of Incorporation.

4. Make your check payable to the Secretary of State. If you need a receipt, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.

5.   Return the completed form to: Jan Cabot       9710    (702) 687-5105

                     FILING FEE: $65.00 LATE PENALTY: $15.00
         THIS FORM MUST BE FILED 60 DAYS FROM THE DATE OF INCORPORATION

NAME                                                 TITLE
Willis Black                                         PRESIDENT

P.O. BOX          STREET ADDRESS            CITY             STATE      ZIP
                  104 W. Island Av.         Minneapolis      MN         55401

NAME                                                 TITLE
John McManus                                         SECRETARY

P.O. BOX          STREET ADDRESS            CITY             STATE       ZIP
                  9222 Hyland Creek Rd.     Bloomington      MN          55437

NAME                                                 TITLE
Willis Black                                         TREASURER

P.O. BOX          STREET ADDRESS            CITY             STATE       ZIP
                  104 W. Island Av.         Minneapolis      MN          55401

NAME                                                 TITLE
Willis Black                                         DIRECTOR

P.O. BOX          STREET ADDRESS            CITY             STATE       ZIP
                  104 W. Island Av.         Minneapolis      MN          55401

NAME                                                 TITLE
John McManus                                         DIRECTOR

P.O. BOX          STREET ADDRESS            CITY             STATE       ZIP
                  9222 Hyland Creek Rd.     Bloomington      MN          55437

NAME                                                 TITLE
Eugene Chessen                                       DIRECTOR

P.O. BOX          STREET ADDRESS            CITY             STATE       ZIP
                  4705 Maple Chase          Deephaven        MN          55331

Hereby certify this 60 day Net.

                                         Title(s)                  Date

Signature of officer